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                                                                   Exhibit 10.40

                      TWELFTH AMENDMENT TO CREDIT AGREEMENT

     TWELFTH AMENDMENT TO CREDIT AGREEMENT made this 14th day of September, 2005, by and between National City Bank of Pennsylvania (herein termed "Bank"), and Steel City Products, Inc., a Delaware corporation (herein termed "Borrower").

                                    RECITALS:

     A. Borrower and Bank desire to modify a certain Credit Agreement executed by Borrower and Bank on JULY 13, 2001 (as amended, supplemented, replaced or otherwise modified, the "Agreement"); and

     B. The Borrower has requested the Bank to, extend the maturity date, and the Bank is willing to do so upon the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the mutual promises set forth herein and subject to Borrower's satisfactory fulfillment of all conditions incident to the borrowing, Bank and Borrower agree:

     1. This Amendment is and shall be construed and considered as a part of the Agreement.

     2. The Agreement is and shall be amended as follows:

          THE FOLLOWING DEFINED TERM SET FORTH IN ANNEX A TO THE CREDIT AGREEMENT IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

          "REVOLVING CREDIT MATURITY DATE" SHALL MEAN MAY 31, 2007.

     3. Except as hereinabove modified, the Agreement remains in full force and effect.

     Executed this 14th day of September, 2005.

BANK:                                   BORROWER:
NATIONAL CITY BANK OF PENNSYLVANIA      STEEL CITY PRODUCTS, INC.


By: /s/ Dominic J. Pellicciotti         By: /s/ Terrance W. Allan
    ---------------------------------       ------------------------------------
Name: Dominic J. Pellicciotti           Name: Terrance W. Allan
Title: Assistant Vice President         Title: President, CEO

(SEAL)